UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

CORVEL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-19291	33-0282651
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of principal executive offices)	(Zip code)

(817) 390-1416

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of September 10, 2025, Brandon T. O’Brien, the Chief Financial Officer of CorVel Corporation (the “Company”) will be transitioning out of his role and pursuing new opportunities. Mr. O’Brien has agreed to provide transition support as a consultant to the Company for a period of time to facilitate a smooth handover of responsibilities. The Board of Directors wishes to express its appreciation to Mr. O’Brien for his many contributions over 23 years of dedicated service to the Company.

On September 10, 2025, the Board of Directors appointed Brian Nichols as Chief Financial Officer of the Company effective immediately upon Mr. O’Brien’s transition.

Mr. Nichols, age 45, has been with the Company for 15 years. Mr. Nichols has served as the Company’s Vice President, Network Services during 2025. Prior to that position, Mr. Nichols served as Vice President, Network Solutions from 2016 to 2025; as Director, Network Solutions from 2014 to 2016; as Network Solutions Manager from 2011 to 2014; and as Patient Care Coordinator from 2010 to 2011. Mr. Nichols holds a Master of Business Administration from Anderson University, and a Bachelor of Science in Management from Indiana Wesleyan University.

In connection with his appointment as Chief Financial Officer, Mr. Nichols’ annual base salary was increased to $275,000. Mr. Nichols will also be eligible for a discretionary annual bonus and discretionary option grants from time to time pursuant to the Company’s stock option plan in effect at such time. In addition, Mr. Nichols will continue to be eligible to participate in the Company’s standard employee benefit plans.

There are no arrangements or understandings between Mr. Nichols and any other person pursuant to which he was selected to serve as Chief Financial Officer. In addition, there are no family relationships between Mr. Nichols and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Except for his employment relationship with the Company and the compensation arrangements arising in connection therewith, there are no relationships involving Mr. Nichols that are required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION

Dated: September 12, 2025	By:	/s/ Michael G. Combs
	Name:	Michael G. Combs
	Title:	President